UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported):  November 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of November 1, 2001 providing for the issuance of GSR Mortgage Loan Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-05                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2001-1 Mortgage Pass-through Certificates, Series 2001-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of November 1, 2001 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2001-1
Mortgage Pass-Through Certificates, Series 2001-1
----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 26, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                   Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002




                                            GSR MORTGAGE LOAN TRUST 2001-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                     November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A11       155,727,000.00             0.00            0.00           0.00            0.00    0.00        0.00                0.00
A12        68,736,000.00    47,815,242.13   20,348,799.76     183,769.91   20,532,569.67    0.00        0.00       27,466,442.37
A13        92,471,000.00    92,471,000.00            0.00     465,822.66      465,822.66    0.00        0.00       92,471,000.00
A2        101,263,000.00    61,954,883.24    9,630,355.59     287,832.06    9,918,187.65    0.00        0.00       52,324,527.65
B1          5,867,000.00     5,802,455.97      309,963.93      31,894.07      341,858.00    0.00        0.00        5,492,492.04
B2          3,911,000.00     3,867,974.31      206,625.01      21,260.90      227,885.91    0.00        0.00        3,661,349.30
B3          2,389,000.00     2,362,718.13      126,215.07      12,987.03      139,202.10    0.00        0.00        2,236,503.06
B4          1,304,000.00     1,289,654.43       68,892.61       7,088.78       75,981.39    0.00        0.00        1,220,761.82
B5          1,086,000.00     1,074,052.70       57,375.29       5,903.69       63,278.98    0.00        0.00        1,016,677.41
B6          1,738,406.00     1,719,281.45       91,843.05       9,450.29      101,293.34    0.00        0.00        1,627,438.40
R1                100.00             0.00            0.00           0.00            0.00    0.00        0.00                0.00
R2                100.00             0.00            0.00           0.00            0.00    0.00        0.00                0.00
R3                100.00             0.00            0.00           0.00            0.00    0.00        0.00                0.00
TOTALS    434,492,706.00   218,357,262.36   30,840,070.31   1,026,009.39   31,866,079.70    0.00        0.00      187,517,192.05

X1        316,934,000.00   140,286,242.13            0.00     122,635.49      122,635.49    0.00        0.00      119,937,442.37
X2        101,263,000.00    61,954,883.24            0.00      51,154.27       51,154.27    0.00        0.00       52,324,527.65
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A11      36229RAA7       0.00000000   0.00000000    0.00000000     0.00000000       0.00000000          A11           3.068000 %
A12      36229RAB5     695.63608779 296.04282705    2.67356131   298.71638836     399.59326074          A12           4.612000 %
A13      36229RAC3   1,000.00000000   0.00000000    5.03749997     5.03749997   1,000.00000000          A13           6.045000 %
A2       36229RAD1     611.82152652  95.10241243    2.84242082    97.94483326     516.71911409          A2            5.575000 %
B1       36229RAG4     988.99880177  52.83175899    5.43618033    58.26793932     936.16704278          B1            6.595980 %
B2       36229RAH2     988.99880082  52.83175914    5.43618001    58.26793915     936.16704168          B2            6.595980 %
B3       36229RAJ8     988.99879866  52.83175806    5.43617832    58.26793638     936.16704060          B3            6.595980 %
B4       36229RAN9     988.99879601  52.83175613    5.43618098    58.26793712     936.16703988          B4            6.595980 %
B5       36229RAP4     988.99880295  52.83175875    5.43617864    58.26793738     936.16704420          B5            6.595980 %
B6       36229RAQ2     988.99880120  52.83176082    5.43618119    58.26794201     936.16704038          B6            6.595980 %
R1       36229RAK5       0.00000000   0.00000000    0.00000000     0.00000000       0.00000000          R1            6.605592 %
R2       36229RAL3       0.00000000   0.00000000    0.00000000     0.00000000       0.00000000          R2            6.605592 %
R3       36229RAM1       0.00000000   0.00000000    0.00000000     0.00000000       0.00000000          R3            6.605592 %
TOTALS                 502.55679634  70.97948915    2.36139612    73.34088527     431.57730719

X1       36229RAE9     442.63550812   0.00000000    0.38694331     0.38694331     378.43034313          X1            1.049017 %
X2       36229RAF6     611.82152652   0.00000000    0.50516250     0.50516250     516.71911409          X2            0.990804 %
----------------------------------------------------------------------------------------------------    ---------------------------

    * Please Note X1 and X2 are Notional Balances

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------



Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                            131,304,424.66
                                        Pool 2 Mortgage Loans                                             56,212,767.99
Sec. 4.01(c)    Available Distribution                                                                    32,039,869.48
                                        Principal Distribution Amount                                        237,930.10
                                        Principal Prepayment Amount                                       30,602,140.22

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class A1-2
                                                              Payoffs in Full                             20,198,216.20
                                                              Partial Principal Prepayments                   12,336.69
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class A1-3
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class A2
                                                              Payoffs in Full                              9,467,495.32
                                                              Partial Principal Prepayments                   80,403.88
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B1
                                                              Payoffs in Full                                303,576.16
                                                              Partial Principal Prepayments                      185.42
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00

                                        Class B2
                                                              Payoffs in Full                                202,366.86
                                                              Partial Principal Prepayments                      123.60
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B3
                                                              Payoffs in Full                                123,614.02
                                                              Partial Principal Prepayments                       75.50
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B4
                                                              Payoffs in Full                                 67,472.87
                                                              Partial Principal Prepayments                       41.21
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B5
                                                              Payoffs in Full                                 56,192.89
                                                              Partial Principal Prepayments                       34.32
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B6
                                                              Payoffs in Full                                 89,950.34
                                                              Partial Principal Prepayments                       54.94
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00


Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                   0.00
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month             183,769.91
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month             465,822.66
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class A2
                                                              Accrued and Paid for Current Month             287,832.06
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class X1
                                                              Accrued and Paid for Current Month             122,635.49
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class X2
                                                              Accrued and Paid for Current Month              51,154.27
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B1
                                                              Accrued and Paid for Current Month              31,894.07
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B2
                                                              Accrued and Paid for Current Month              21,260.90
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B3
                                                              Accrued and Paid for Current Month              12,987.03
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B4
                                                              Accrued and Paid for Current Month               7,088.78
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B5
                                                              Accrued and Paid for Current Month               5,903.69
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B6
                                                              Accrued and Paid for Current Month               9,450.29
                                                              Accrued and Paid from Prior Months                   0.00


Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                    59,174.23
                                                              ABN AMRO Mortgage Group                         10,304.97
                                                              Bank One                                         8,386.80
                                                              Country Wide Home Loans                         25,591.89
                                                              Wells Fargo Home Mortgage                       14,890.55
                                        Trustee Fee Paid                                                       1,364.73

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                    0.00
                                        Current Period Reimbursed Advances                                         0.00
                                        Aggregate Unreimbursed Advances                                            0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                    0.00
                                        Current Period Reimbursed Advances                                         0.00
                                        Aggregate Unreimbursed Advances                                            0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                        422
                                        Balance of Outstanding Mortgage Loans                            187,517,192.65

Sec. 4.01(l)                              Number and Balance of Delinquent Loans
                                          Group Totals
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days               1               348,991.80                  0.19 %
                                          60-89 days               0                     0.00                  0.00 %
                                          90+days                  0                     0.00                  0.00 %
                                           Total                   1               348,991.80                  0.19 %


Sec. 4.01(l)                              Number and Balance of REO Loans
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00            0.00%


Sec. 4.01(l)                              Number and Balance of Loans in Bankruptcy
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

                                        Number of Loans in Bankruptcy 30-59 Days Delinquent                                   0
                                        Balance of Loans in Bankruptcy 30-59 Days Delinquent                               0.00

                                        Number of Loans in Bankruptcy 60-89 Days Delinquent                                   0
                                        Balance of Loans in Bankruptcy 60-89 Days Delinquent                               0.00

                                        Number of Loans in Bankruptcy 90-119 Days Delinquent                                  0
                                        Balance of Loans in Bankruptcy 90-119 Days Delinquent                              0.00

                                        Number of Loans in Bankruptcy 120+ Days Delinquent                                    0
                                        Balance of Loans in Bankruptcy 120+ Days Delinquent                                0.00

Sec. 4.01(m)                              Number and Balance of Loans in Foreclosure
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

                                        Number of Loans in Foreclosure 30-59 Days Delinquent                                     0
                                        Balance of Loans in Foreclosure 30-59 Days Delinquent                                 0.00

                                        Number of Loans in Foreclosure 60-89 Days Delinquent                                     0
                                        Balance of Loans in Foreclosure 60-89 Days Delinquent                                 0.00

                                        Number of Loans in Foreclosure 90-119 Days Delinquent                                    0
                                        Balance of Loans in Foreclosure 90-119 Days Delinquent                                0.00

                                        Number of Loans in Foreclosure 120+ Days Delinquent                                      0
                                        Balance of Loans in Foreclosure 120+ Days Delinquent                                  0.00

Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                       237,930.10
                                                              Payoffs                                                30,508,884.66
                                                              Prepayments                                                93,255.56
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Realized Losses                                                 0.00

                                                              Realized Losses Group 1                                         0.00
                                                              Realized Losses Group 2                                         0.00

                                                              Realized Gains                                                  0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                        0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1-1                                                      0.00
                                                              Class A1-2                                                      0.00
                                                              Class A1-3                                                      0.00
                                                              Class A2                                                        0.00
                                                              Class X1                                                        0.00
                                                              Class X2                                                        0.00
                                                              Class B1                                                        0.00
                                                              Class B2                                                        0.00
                                                              Class B3                                                        0.00
                                                              Class B4                                                        0.00
                                                              Class B5                                                        0.00
                                                              Class B6                                                        0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                              91.990000 %
                                        Senior Prepayment Percentage                                                   95.990000 %
                                        Subordinate Percentage                                                          8.010000 %
                                        Subordinate Prepayment Percentage                                               4.010000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                              94.090000 %
                                        Senior Prepayment Percentage                                                  100.000000 %
                                        Subordinate Percentage                                                          5.910000 %
                                        Subordinate Prepayment Percentage                                               0.000000 %

Servicer Breakdown

ABN AMRO
                                        Scheduled Principal
                                                              Group 1                                                    23,668.63
                                                              Group 2                                                         0.00
                                        Unscheduled Principal
                                                              Group 1                                                 6,191,521.56
                                                              Group 2                                                         0.00
                                        Beginning Balance
                                                              Group 1                                                24,731,918.98
                                                              Group 2                                                         0.00
                                        Ending Balance
                                                              Group 1                                                18,516,728.79
                                                              Group 2                                                         0.00
                                        Net Wac
                                                              Group 1                                                      6.34539
                                                              Group 2                                                      0.00000
BANK ONE
                                        Scheduled Principal
                                                              Group 1                                                    34,719.29
                                                              Group 2                                                     3,461.97
                                        Unscheduled Principal
                                                              Group 1                                                 3,032,077.28
                                                              Group 2                                                         0.00
                                        Beginning Balance
                                                              Group 1                                                36,755,712.89
                                                              Group 2                                                 3,500,943.53
                                        Ending Balance
                                                              Group 1                                                33,688,916.32
                                                              Group 2                                                 3,497,481.56
                                        Net Wac
                                                              Group 1                                                      6.80611
                                                              Group 2                                                      7.21673
COUNTRY WIDE
                                        Scheduled Principal
                                                              Group 1                                                    21,609.66
                                                              Group 2                                                    84,176.22
                                        Unscheduled Principal
                                                              Group 1                                                 1,818,633.44
                                                              Group 2                                                 9,547,899.20
                                        Beginning Balance
                                                              Group 1                                                19,546,697.29
                                                              Group 2                                                62,347,361.85
                                        Ending Balance
                                                              Group 1                                                17,706,454.19
                                                              Group 2                                                52,715,286.43
                                        Net Wac
                                                              Group 1                                                      7.09033
                                                              Group 2                                                      6.52925

WELLS FARGO
                                        Scheduled Principal
                                                              Group 1                                                    70,294.33
                                                              Group 2                                                         0.00
                                        Unscheduled Principal
                                                              Group 1                                                10,012,008.74
                                                              Group 2                                                         0.00
                                        Beginning Balance
                                                              Group 1                                                71,474,628.43
                                                              Group 2                                                         0.00
                                        Ending Balance
                                                              Group 1                                                61,392,325.36
                                                              Group 2                                                         0.00
                                        Net Wac
                                                              Group 1                                                      6.45994
                                                              Group 2                                                      0.00000
Aggregate
                                        Scheduled Principal                                                             237,930.10
                                        Unscheduled Principal                                                        30,602,140.22
                                        Beginning Balance                                                           218,357,262.97
                                        Ending Balance                                                              187,517,192.65
                                        Net Wac                                                                            6.59359
                                        Weighted Average Maturity                                                           332.00
Groups
                                        Net Wac Group 1                                                                    6.60559
                                        Net Wac Group 2                                                                    6.56580

                                        Wam Group 1                                                                         339.00
                                        Wam Group 2                                                                         316.00

                                        Number of loans Group 1                                                             307.00
                                        Number of loans Group 2                                                             115.00

